Exhibit 99.2

BANKFINANCIAL CORPORATION
SECOND QUARTER 2019
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019		2018
	IIQ	IQ	IVQ	IIIQ	IIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.21%	0.91%	1.92%	0.97%	1.18%
Return on equity (ratio of net income to average equity) (1)	1.84	7.68	15.72	7.68	9.39
Net interest rate spread (1)	3.30	3.35	3.24	3.30	3.31
Net interest margin (1)	3.60	3.64	3.52	3.51	3.49
Efficiency ratio	65.19	68.03	51.22	64.84	63.55
Noninterest expense to average total assets (1)	2.48	2.60	2.88	2.45	2.61
Average interest–earning assets to average interest–bearing liabilities	131.66	131.53	133.35	133.23	133.62
Number of full service offices	19	19	19	19	19
Employees (full time equivalents) (2)	231	235	236	245	250

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$13,998	$12,016	$13,805	$12,473	$11,738
Interest-bearing deposits in other financial institutions	89,609	66,206	84,399	74,461	80,457
Securities, at fair value	87,080	83,240	88,179	103,921	112,452
Loans receivable, net	1,267,454	1,306,475	1,323,793	1,267,787	1,287,823
Other real estate owned, net	497	921	1,226	985	1,187
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	8,026	8,026	8,026	8,311
Premises and equipment, net	24,923	24,992	25,205	24,473	24,441
Bank owned life insurance	18,877	18,839	18,809	18,781	18,746
Deferred taxes	4,816	5,023	6,235	8,911	10,199
Other assets	19,178	19,282	15,648	12,666	12,144
Total assets	$1,533,922	$1,545,020	$1,585,325	$1,532,484	$1,567,498

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,330,207	$1,326,746	$1,352,484	$1,295,770	$1,295,853
Borrowings	798	16,106	21,049	21,232	50,901
Other liabilities	31,426	25,948	24,642	23,399	26,516
Total liabilities	1,362,431	1,368,800	1,398,175	1,340,401	1,373,270
Stockholders’ equity	171,491	176,220	187,150	192,083	194,228
Total liabilities and stockholders’ equity	$1,533,922	$1,545,020	$1,585,325	$1,532,484	$1,567,498
(1)Annualized

(2)	Second quarter 2018 full time equivalents employees include summer interns. These employees worked from May through August.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019		2018
	IIQ	IQ	IVQ	IIIQ	IIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$16,522	$16,526	$16,146	$15,373	$15,020
Total interest expense	3,419	3,307	3,043	2,408	2,039
Net interest income before provision (recovery)	13,103	13,219	13,103	12,965	12,981
Provision for (recovery of) loan losses	3,957	(87)	403	(23)	23
Net interest income	9,146	13,306	12,700	12,988	12,958
Noninterest income	1,426	1,624	8,674	1,570	3,094
Noninterest expense	9,472	10,098	11,155	9,425	10,215
Income before income tax	1,100	4,832	10,219	5,133	5,837
Income tax expense	293	1,281	2,803	1,396	1,207
Net income	$807	$3,551	$7,416	$3,737	$4,630
Basic earnings per common share	$0.05	$0.22	$0.44	$0.22	$0.26
Diluted earnings per common share	$0.05	$0.22	$0.44	$0.22	$0.26

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$974	$930	$998	$1,003	$989
Loan fee income	56	23	208	71	90
Commercial mortgage brokerage fees	8	—	—	12	85
Residential mortgage banking fees	13	28	31	34	24
Gain (loss) on sales of equity securities	—	295	3,572	—	(14)
Unrealized gain on equity securities	—	—	3,427	—	—
Loss on disposal of other assets	—	(19)	—	—	—
Gain on sale of premises held-for-sale	—	—	—	—	93
Trust insurance commissions and annuities income	224	205	267	207	250
Earnings on bank owned life insurance	38	30	28	35	45
Bank-owned life insurance death benefit	—	—	—	—	1,389
Other	113	132	143	208	143
Total noninterest income	$1,426	$1,624	$8,674	$1,570	$3,094

Noninterest Expense
Compensation and benefits	$5,207	$5,703	$6,755	$5,120	$5,790
Office occupancy and equipment	1,621	1,845	1,795	1,629	1,662
Advertising and public relations	145	161	237	194	274
Information technology	736	692	726	717	708
Supplies, telephone, and postage	319	399	363	341	396
Amortization of intangibles	14	20	21	20	21
Nonperforming asset management	58	54	40	60	51
Loss (gain) on sales of other real estate owned	4	(95)	—	(12)	47
Valuation adjustments of other real estate owned	21	—	—	1	1
Operations of other real estate owned, net	22	51	77	70	87
FDIC insurance premiums	146	108	99	115	104
Other	1,179	1,160	1,042	1,170	1,074
Total noninterest expense	$9,472	$10,098	$11,155	$9,425	$10,215

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019		2018
	IIQ	IQ	IVQ	IIIQ	IIQ
LOANS
One–to–four family residential real estate	$64,192	$66,833	$70,371	$77,591	$84,048
Multi–family mortgage	619,898	634,328	619,870	581,880	571,886
Nonresidential real estate	145,416	148,601	152,442	148,010	155,627
Construction and land	117	145	172	1,130	1,316
Commercial loans	153,709	172,264	187,406	167,547	163,925
Commercial leases	289,107	289,750	299,394	297,103	316,555
Consumer	1,861	1,846	1,539	1,416	1,469
	1,274,300	1,313,767	1,331,194	1,274,677	1,294,826
Net deferred loan origination costs	978	1,062	1,069	1,213	1,176
Allowance for loan losses	(7,824)	(8,354)	(8,470)	(8,103)	(8,179)
Loans, net	$1,267,454	$1,306,475	$1,323,793	$1,267,787	$1,287,823

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$836	$695	$647	$1,290	$987
Multi–family mortgage	9,258	27,871	71,101	31,633	21,838
Nonresidential real estate	4,100	1,641	7,120	1,166	1,310
Commercial loans	153,537	155,123	171,048	164,974	164,048
Commercial leases	34,959	27,611	52,929	27,296	77,744
Consumer	842	1,174	913	695	672
	$203,532	$214,115	$303,758	$227,054	$266,599
Weighted average rate	6.27%	6.15%	5.91%	5.96%	5.62%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$3,415	$4,195	$7,590	$7,135	$8,959
Multi–family mortgage	23,685	13,308	35,135	19,804	27,911
Nonresidential real estate	7,165	5,542	4,315	8,890	9,499
Construction and land	27	27	27	184	15
Commercial loans	167,352	170,387	151,768	161,359	162,544
Commercial leases	39,633	37,259	50,742	46,885	47,417
Consumer	800	781	868	762	704
	$242,077	$231,499	$250,445	$245,019	$257,049
Weighted average rate	5.91%	5.91%	5.59%	5.56%	5.28%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.

(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019		2018
	IIQ	IQ	IVQ	IIIQ	IIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$923	$844	$1,240	$1,369	$1,538
Multi–family mortgage	—	—	—	102	92
Nonresidential real estate	2,080	242	270	—	—
Commercial loans	—	354	—	—	—
Consumer loans	—	—	—	—	6
Nonaccrual loans	3,003	1,440	1,510	1,471	1,636

Other real estate owned:
One–to–four family residential real estate	497	921	875	634	833
Multi–family mortgage	—	—	276	276	276
Nonresidential real estate	—	—	74	74	74
Land	—	—	1	1	4
Other real estate owned	497	921	1,226	985	1,187

Nonperforming assets	$3,500	$2,361	$2,736	$2,456	$2,823

Asset Quality Ratios
Nonperforming assets to total assets	0.23%	0.15%	0.17%	0.16%	0.18%
Nonperforming loans to total loans	0.24	0.11	0.11	0.12	0.13
Nonperforming commercial-related loans to total commercial-related loans (1)	0.17	0.05	0.02	0.01	0.01
Nonperforming residential and consumer loans to total residential and consumer loans	1.40	1.23	1.72	1.73	1.81
Allowance for loan losses to nonperforming loans	260.54	580.14	560.93	550.85	499.94

Concentrations of Credit
Commercial Real Estate for FFIEC Concentration Limits	$734,567	$749,755	$737,887	$697,843	$694,555
% FFIEC Total Capital	437.62%	440.83%	413.00%	378.64%	378.45%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$286,910	$351,284	$370,512	$357,947	$299,138
% FFIEC Total Capital	170.93%	206.54%	207.38%	194.22%	162.99%

Commercial Leases - Investment Grade	$143,148	$157,215	$166,209	$181,131	$197,746
Commercial Leases - Other	145,959	132,535	133,185	115,972	118,809

(1)	Commercial-related loans include Multi-family mortgage, Nonresidential, Construction and land and Commercial loans and Commercial leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019		2018
	IIQ	IQ	IVQ	IIIQ	IIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$487	$384	$365	$409	$295
Multi–family mortgage	213	214	216	310	218
Nonresidential real estate	93	95	98	99	100
Commercial loans	500	3,033	342	4,699	3,820
Consumer	1	9	7	10	1
	$1,294	$3,735	$1,028	$5,527	$4,434

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,354	$8,470	$8,103	$8,179	$8,341
Charge–offs:
One–to–four family residential real estate	(50)	(23)	(17)	(84)	(33)
Multi–family mortgage	—	—	—	—	(35)
Nonresidential real estate	—	(28)	(93)	—	—
Commercial loans	(4,443)	—		—	(140)
Consumer	(10)	(5)	(12)	(6)	(1)
	(4,503)	(56)	(122)	(90)	(209)
Recoveries:
One–to–four family residential real estate	6	17	76	25	6
Multi–family mortgage	8	8	8	8	10
Construction and land	—	—	—	2	—
Commercial loans	2	2	2	2	2
Commercial leases	—	—	—	—	5
Consumer	—	—	—	—	1
	16	27	86	37	24
Net charge–offs	(4,487)	(29)	(36)	(53)	(185)
Provision for (recovery of ) loan losses	3,957	(87)	403	(23)	23
Ending balance	$7,824	$8,354	$8,470	$8,103	$8,179

Allowance for loan losses to total loans	0.61%	0.64%	0.64%	0.64%	0.63%
Net charge–off ratio (1)	(1.38)	(0.01)	(0.01)	(0.02)	(0.06)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019		2018
	IIQ	IQ	IVQ	IIIQ	IIQ
DEPOSITS
Noninterest–bearing demand	$213,966	$222,328	$230,041	$225,446	$229,717
Interest–bearing NOW accounts	278,405	266,402	275,830	283,561	281,603
Money market accounts	246,941	248,657	255,951	266,070	281,493
Savings deposits	153,414	155,505	152,334	155,232	158,731
Certificates of deposit - retail	348,685	341,266	332,053	275,160	251,974
Certificates of deposit - wholesale	88,796	92,588	106,275	90,301	92,335
	$1,330,207	$1,326,746	$1,352,484	$1,295,770	$1,295,853

SELECTED AVERAGE BALANCES
Total average assets	$1,529,033	$1,553,484	$1,548,292	$1,540,522	$1,565,996
Total average interest–earning assets	1,458,180	1,474,355	1,478,028	1,463,404	1,492,824
Average loans	1,297,548	1,304,385	1,296,108	1,274,788	1,291,339
Average securities	86,144	91,271	98,756	113,234	107,384
Average stock in FHLB & FRB	7,629	8,026	8,026	8,125	8,411
Average other interest–earning assets	66,859	70,673	75,138	67,257	85,690
Total average interest–bearing liabilities	1,107,540	1,120,957	1,108,397	1,098,424	1,117,188
Average interest–bearing deposits	1,106,439	1,106,582	1,085,611	1,059,929	1,055,228
Average borrowings	1,101	14,375	22,786	38,495	61,960
Average stockholders’ equity	175,452	184,957	188,643	194,745	197,314

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	4.54%	4.55%	4.33%	4.17%	4.04%
Average loans	4.76	4.77	4.59	4.43	4.34
Average securities	2.80	2.67	2.38	2.20	2.04
Average other interest–earning assets	2.63	2.71	2.61	2.28	1.81
Total average interest–bearing liabilities	1.24	1.20	1.09	0.87	0.73
Average interest–bearing deposits	1.24	1.18	1.07	0.85	0.70
Average cost of total deposits	1.04	0.99	0.89	0.70	0.57
Average cost of retail and commercial deposits	1.13	1.08	0.97	0.75	0.60
Average cost of wholesale deposits and borrowings	2.39	2.29	2.09	1.77	1.57
Average cost of funds	1.04	1.00	0.90	0.72	0.61
Net interest rate spread	3.30	3.35	3.24	3.30	3.31
Net interest margin	3.60	3.64	3.52	3.51	3.49
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019		2018
	IIQ	IQ	IVQ	IIIQ	IIQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	11.18%	11.41%	11.81%	12.53%	12.39%
Tangible equity to tangible total assets (end of period)	11.10	11.40	11.80	12.53	12.38
Risk–based total capital ratio	15.17	15.47	16.33	17.40	16.73
Common Tier 1 (CET1)	14.49	14.76	15.61	16.67	16.02
Risk–based tier 1 capital ratio	14.49	14.76	15.61	16.67	16.02
Tier 1 leverage ratio	11.04	11.13	11.82	12.06	11.93
Tier 1 capital	$168,461	$172,486	$182,404	$185,015	$185,836
BankFinancial, NA
Risk–based total capital ratio	14.46%	14.58%	15.30%	16.61%	15.83%
Common Tier 1 (CET1)	13.78	13.86	14.57	15.88	15.12
Risk–based tier 1 capital ratio	13.78	13.86	14.57	15.88	15.12
Tier 1 leverage ratio	10.49	10.45	11.03	11.49	11.26
Tier 1 capital	$159,917	$161,723	$170,194	$176,199	$175,349

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$13.99	$14.87	$14.95	$15.94	$17.65
High	15.63	16.06	16.06	18.08	18.62
Low	13.44	13.46	13.88	15.32	15.07
Common shares outstanding	15,373,964	15,644,499	16,481,514	17,206,303	17,461,088
Book value per share	$11.15	$11.26	$11.36	$11.16	$11.12
Tangible book value per share	$11.15	$11.26	$11.35	$11.16	$11.12
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.09
Dividend payout ratio	191.78%	46.35%	22.74%	46.65%	34.20%
Stock repurchases	$4,001	$12,840	$10,691	$4,103	$7,167
Stock repurchases – shares	270,535	837,015	724,789	254,785	415,889

EARNINGS PER SHARE COMPUTATIONS
Net income	$807	$3,551	$7,416	$3,737	$4,630
Average common shares outstanding	15,472,618	16,202,303	16,820,641	17,365,679	17,634,190
Unvested restricted stock shares	—	—	—	—	(375)
Weighted average common shares outstanding	15,472,618	16,202,303	16,820,641	17,365,679	17,633,815
Weighted average dilutive common shares outstanding	15,472,618	16,202,303	16,820,641	17,365,679	17,633,815
Basic earnings per common share	$0.05	$0.22	$0.44	$0.22	$0.26
Diluted earnings per common share	$0.05	$0.22	$0.44	$0.22	$0.26